                                                                      EXHIBIT 23


                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use of our report dated July 26, 2000, in the Registration Statement on Form 10-SB/A of Superconductive Components, Inc.

/s/ Hausser & Taylor LLP

Columbus, Ohio
January 2, 2001